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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 12, 2000
                                                  ------------------

                      ADVANCED LIGHTING TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

        OHIO                        0-27202                     34-1803229
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation)                                       Identification No.)

32000 AURORA ROAD                   SOLON, OHIO                         44139
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 (Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code       440/519-0500
                                                  ------------------------

                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)

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                              ITEM 5. OTHER EVENTS.

On September 12, 2000, Advanced Lighting Technologies, Inc. ("ADLT") announced its Deposition Sciences, Inc. ("DSI") subsidiary had received recent orders from Lucent Technologies Microelectronics Group for DSI's IsoSphere(TM) Ball Lenses. ADLT's press release, dated September 12, 2000, relating to the orders is attached hereto as Exhibit 99.1.

On September 13, 2000, ADLT announced its results of its operations for the fiscal fourth quarter and year ended June 30, 2000. ADLT's press release, dated September 13, 2000, relating to the results of its operations is attached hereto as Exhibit 99.2.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

( c )  Exhibits

Exhibit No.                      Description of Exhibits                Page No.
-----------    -----------------------------------------------------    --------

99.1           Press release of Advanced Lighting Technologies, Inc.
               dated September 12, 2000.

99.2           Press release of Advanced Lighting Technologies, Inc.
               dated September 13, 2000.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ADVANCED LIGHTING TECHNOLOGIES, INC.


Date: September 15, 2000            By:    /s/ Wayne R. Hellman
      ------------------                 -----------------------
                                           Wayne R. Hellman
                                           Chief Executive Officer

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                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.   DESCRIPTION OF EXHIBITS                                   PAGE NO.
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99.1          Press release of Advanced Lighting Technologies, Inc.
              dated September 12, 2000.

99.2          Press release of Advanced Lighting Technologies, Inc.
              dated September 13, 2000.